Impairment Charges	12 Months Ended
Dec. 25, 2011
Impairment Charges and Intangible Assets [Abstract]
Impairment Charges
4.	Impairment Charges

The following table presents the components of the impairment charges (in thousands):

	Fiscal Years Ended
	December 25, 2011	December 26, 2010	December 20, 2009
Equipment	$2,997	$2,655	$—
Vessels	—	—	1,867

Total	$2,997	$2,655	$1,867

Equipment

The Company is constructing cranes that were initially expected to be utilized in the Company’s Anchorage, Alaska terminal and were expected to be installed and become fully operational in December 2010. However, the Port of Anchorage Intermodal Expansion Project is encountering delays that could continue until 2014 or beyond. During the second quarter of 2011, the Company initiated a plan to sell these cranes and they were classified as assets held for sale at that time. As a result of the reclassification to assets held for sale, the Company recorded an impairment charge of $2.8 million to write down the carrying value of the cranes to their estimated fair value less costs to sell of $15.4 million. During the fourth quarter of 2011, due to the decline in the estimated proceeds to be received from the sale, the Company reevaluated the plan to sell the cranes. As a result, the Company terminated the plan to sell the cranes and is now expected to deploy the cranes in one of the Company’s other terminal locations. The Company reclassified the cranes to assets held for use and included the cranes as part of construction in progress as of December 25, 2011.

During 2010, the Company reviewed its inventory of owned and leased equipment. The company identified certain of its owned and leased equipment that were not expected to be employed during the foreseeable future or that would be returned to the lessor. As such, the Company recorded a charge of $2.7 million related to the impaired equipment.

Vessels

During 2006, the Company completed a series of agreements to charter five new non-Jones Act qualified container vessels (the “new vessels”). These new vessels were deployed in the Company’s trade routes between the U.S. west coast and Asia and Guam. As a result of the deployment of the new vessels, five of the Company’s Jones Act qualified vessels became spare vessels available for seasonal and dry-dock needs. The Company maintains one vessel for seasonal deployment in the Alaska trade, and one dry-dock relief vessel on both the U.S east coast and U.S. west coast. The remaining two spare vessels were tested for potential impairment. The fair value of each of the spare vessels was determined using the scrap value less certain costs to sell the assets. The carrying value of the spare vessels was in excess of the fair value, and as such, during the year ended December 20, 2009 the Company recorded a write-down of $1.9 million related to its spare vessels.